Exhibit 99.Other

POWER OF ATTORNEY

I, Gilbert G. Alvarado, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ Gilbert G. Alvarado
Gilbert G. Alvarado, Trustee

POWER OF ATTORNEY

I, Joseph B. Armes, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ Joseph B. Armes
Joseph B. Armes, Trustee

POWER OF ATTORNEY

I, Gerard J. Arpey, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ Gerard J. Arpey
Gerard J. Arpey, Trustee

POWER OF ATTORNEY

I, Brenda A. Cline, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ Brenda A. Cline
Brenda A. Cline, Trustee

POWER OF ATTORNEY

I, Eugene J. Duffy, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford, and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ Eugene J. Duffy
Eugene J. Duffy, Trustee

POWER OF ATTORNEY

I, Claudia A. Holz, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ Claudia A. Holz
Claudia A. Holz, Trustee

POWER OF ATTORNEY

I, Douglas A. Lindgren, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ Douglas A. Lindgren
Douglas A. Lindgren, Trustee

POWER OF ATTORNEY

I, Barbara J. McKenna, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ Barbara J. McKenna
Barbara J. McKenna, Trustee

POWER OF ATTORNEY

I, R. Gerald Turner, Trustee of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, Teresa A. Oxford and Peter A. Davidson, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-2 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 3rd day of March 2020.

/s/ R. Gerald Turner
R. Gerald Turner, Trustee